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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 5, 2001



                          HOLLYWOOD PARTNERS.COM, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                                    --------
                 (State of Other Jurisdiction of Incorporation)


                  000-24755                                     33-0379106
              ---------------                                ------------------

1800 AVENUE OF THE STARS, SUITE 480, LOS ANGELES, CA               90067
-----------------------------------------------------       -------------------
    (Address of Principal Executive Offices)                     (ZIP Code)



                                  310-552-0555
         -------------------------------------------------------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On February 5, 2001, BDO Seidman, LLP resigned as the independent accountants for Hollywood Partners.com, Inc. (the "Company"). The Company received notice of this resignation on February 8, 2001.

     The report of BDO Seidman, LLP on the Company's financial statements for the past two years contained no adverse opinion, or disclaimer opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through February 5, 2001, there were no disagreements between the Company and with BDO Seidman, LLP regarding any matters with respect to accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make reference thereto in its reports on the Company's financial statements for such years.

     The Registrant engaged Merdinger, Fruchter, Rosen & Corso, P.C .as its new independent accountants as of February 12, 2001. During the two most recent fiscal years and through February 12, 2001, the Registrant has not consulted with Merdinger, Fruchter, Rosen & Corso, P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation 5-K and the related instructions to Item 304 of the Regulation 5-K, or a reportable event, as that term is defined in Item 304 (a) (1) (iv) of Regulation 5-K.

     The decision to change accountants was approved by the Board of Directors of the Registrant. A copy of this filing has been provided to BDO Seidman, LLP and their response is attached.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          16.1 Letter dated February 12, 2001 from BDO Seidman, LLP Regarding its concurrence with the statements made by the Registrant in this current report.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  HOLLYWOOD PARTNERS.COM, INC.



Dated:   February 12, 2001                         By /s/ JOHN COPPOLINO
                                                     --------------------------
                                                     John Coppolino, President